SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PACHOLDER HIGH YIELD FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PACHOLDER HIGH YIELD FUND, INC.

8044 Montgomery Road, Suite 555

Cincinnati, OH 45236

February 10, 2005

To the Shareholders:

Please note that the time and place for the Annual Meeting of the shareholders of Pacholder High Yield Fund has been changed. The new Annual Meeting date is February 25, 2005, at 10:30 a.m. The new meeting location for the Annual Meeting is the Bank One Conference Room, 8044 Montgomery Road, East Tower, 3rd Floor, Cincinnati, Ohio. All references to the February 22, 2005 Annual Meeting in the proxy and the proxy statement are changed to February 25, 2005.

James P. Shanahan, Jr.

Secretary

PACHOLDER HIGH YIELD FUND, INC.

8044 Montgomery Road, Suite 555

Cincinnati, OH 45236

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on February 25, 2005

February 10, 2005

To the Shareholders:

The Annual Meeting of the shareholders of Pacholder High Yield Fund, Inc. (the “Fund”) will be held on February 25, 2005, at 10:30 a.m., Eastern Time, at the Bank One Conference Room, 8044 Montgomery Road, East Tower, 3rd Floor, Cincinnati, Ohio, for the following purposes:

1. To elect a Board of four Directors to serve until the next Annual Meeting and until their successors are elected and qualified (Proposal 1);

2. To approve a new investment advisory agreement between the Fund and Pacholder & Company, LLC to take effect upon termination of the current investment advisory agreement (Proposal 2); and

3. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

The close of business on December 21, 2004, has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors,

James P. Shanahan, Jr.

Secretary

+
MMMMMMMMMMMM
Pacholder High Yield Fund, Inc.
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6	C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	Common Stock

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold

01 - Daniel A. Grant	☐	☐

02 - John F. Williamson	☐	☐

B Issue

The Board of Directors recommends a vote FOR the following proposal.

			For	Against	Abstain

2. To approve the New Advisory Agreement between the Adviser and Fund effective upon termination of the Current Advisory Agreement.			☐	☐	☐

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

■	1 UPX HHH PPPP 0047331	+

Proxy - Pacholder High Yield Fund, Inc.

2004 ANNUAL MEETING

Common Stock, $.01 Par Value

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William J. Morgan, James E. Gibson and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below on this card, all the shares of Common Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held on February 25, 2005, and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted “FOR” all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND RETURN USING THE ENVELOPE PROVIDED.

+
MMMMMMMMMMMM
Pacholder High Yield Fund, Inc.
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6	C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	Preferred Stock

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold

01 - William J. Morgan	☐	☐

02 - George D. Woodard	☐	☐

03 - Daniel A. Grant	☐	☐

04 - John F. Williamson	☐	☐

B Issue

The Board of Directors recommends a vote FOR the following proposal.

			For	Against	Abstain

2. To approve the New Advisory Agreement between the Adviser and Fund effective upon termination of the Current Advisory Agreement.			☐	☐	☐

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

■	1 UPX HHH PPPP 0047332	+

Proxy - Pacholder High Yield Fund, Inc.

2004 ANNUAL MEETING

Series W Auction Rate Cumulative Preferred Stock, $.01 Par Value

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William J. Morgan, James E. Gibson and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Series W Auction Rate Cumulative Preferred Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held on February 25, 2005, and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted “FOR” all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.